                          SCHEDULE 14A INFORMATION
                               (Rule 14a-101)
                     Information Required in Proxy Statement
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.


Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       APPLIED DIGITAL SOLUTIONS, INC.
              (Name of Registrant as Specified in Its Charter)

      (Name of Person Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies;
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);
        (4) Proposed maximum aggregate value of transaction;
        (5) Total Fee Paid.

( ) Fee paid previously with previous materials.

( ) Check box if any of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid;
        (2) Form, Schedule or Registration Statement No.;
        (3) Filing Party;
        (4) Date Filed.

MICHAEL E. KRAWITZ
Executive Vice President, General Counsel and Secretary

                                                               July __, 2003
Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders which will be held on September 10, 2003, at ___ a.m. Eastern Daylight Time, at the _____________________________________, _____________, Florida 334__.

     The Special Meeting is being held regarding three business items. These items and the vote the Board of Directors recommends are:

                                                                                                     RECOMMENDED
                       ITEM                                                                              VOTE
                       ----                                                                              ----
   1.         Approval of the potential issuance of more than 7,210,679 shares of the Company's           FOR
              common stock upon the conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible Exchangeable Debentures and exercise of related Stock
              Purchase Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under three separate securities purchase agreements dated May 8, 2003, May 22, 2003, and June 4,
              2003;

   2.         Approval of the issuance of up to 30,000,000 shares of the Company's common stock           FOR
              after effectiveness of the Company's registration statement on Form S-1 (File No.
              333-106300), which was filed with the Securities and Exchange Commission on June 20,
              2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis; and

   3.         Approval of an amendment to the Company's Third Restated Articles of Incorporation,         FOR
              as amended, effecting a reverse stock split of the Company's common stock, and granting discretionary authority to the Board of Directors for a period of twelve months after of the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split.

     The Company has also included a Proxy Statement that contains more information about these items and the meeting.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

     o If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

     o If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company's stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

     Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Many shareholders also can vote by proxy via touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card, or via the Internet using the instructions on your proxy card. In addition, shareholders may vote in person at the meeting, as described above.

     EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                       Sincerely,

                       MICHAEL E. KRAWITZ
                       Executive Vice President, General Counsel and Secretary

                      [Applied Digital Solutions Logo]


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF
     APPLIED DIGITAL SOLUTIONS, INC.:

     A Special Meeting of Shareholders of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), will be held at the _______________ _______________________________, ________, Florida 334__, on September 10,
2003, at ___ a.m. Eastern Daylight Time, for the following purposes:

     1. To approve the potential issuance of more than 7,210,679 shares of the Company's common stock upon the conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible Exchangeable Debentures and exercise of related Stock Purchase Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under three separate securities purchase agreements dated May 8, 2003, May 22, 2003, and June 4, 2003;

     2. To approve the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis; and

     3. To approve an amendment to the Company's Third Restated Articles of Incorporation, as amended, effecting a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split.

     The Board of Directors has set July 22, 2003 as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company's common stock as of the close of business on July 22, 2003, for inspection during normal business hours at the offices of the Company, 400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480 for ten business days prior to the meeting. This list will also be available at the meeting.

                                            By Order of the Board of Directors


                                            MICHAEL E. KRAWITZ
                                            Executive Vice President,
                                            General Counsel and Secretary
Palm Beach, Florida
July __, 2003

                      [Applied Digital Solutions Logo]



                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480


                                                               July __, 2003
                               PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SEPTEMBER 10, 2003

     The Board of Directors of Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the Special Meeting of Shareholders of the Company. The meeting will be held at the _____________ ___________________, ________________, ___________, Florida 334__, on
September 10, 2003, at ____ a.m. Eastern Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of Proxy are first being mailed to the shareholders of the Company on or about July __, 2003.

Voting and Revocability of Proxies

     All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

     In voting on (1) the approval of the potential issuance of more than 7,210,679 shares of the Company's common stock upon the conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible Exchangeable Debentures (the Debentures") and exercise of related Stock Purchase Warrants ("Warrants"), which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under three separate securities purchase agreements dated May 8, 2003, May 22, 2003, and June 4, 2003 (the
"Securities Purchase Agreements"); (2) the approval of the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis; (3) and the approval of an amendment to the Company's Third Restated Articles of Incorporation, as amended, effecting a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split, shareholders may vote in one of the three following ways:

              1. in favor of the item,

              2. against the item, or

              3. abstain from voting on the item.

     Shareholders should specify their choice for the matter on the enclosed form of Proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR (1) the approval of the potential issuance of more than 7,210,679 shares of the Company's common stock upon the conversion of the Company's Debentures and exercise of related Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under the Securities Purchase Agreements, FOR (2) the approval of the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis, and FOR (3) the approval of an amendment to the Company's Third Restated Articles of Incorporation, as amended, effecting a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split.

     In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to: ADP Investor Communication Services, Inc., 51 Mercedes Way, Edgewood, NY 11717. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non-votes (proxies where the broker has added statements such as "non-vote," "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on each matter. The presence in person or by proxy of the holders of the shares representing a majority of all outstanding shares will constitute a quorum. The approval of Items 1 and 2 will require the approval of a majority of the shares voting at the Meeting either present or represented by proxy and the approval of Item 3 will require the affirmative vote of a majority of the outstanding shares entitled to vote at the Meeting.

     The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by shareholders interested in voting via the telephone or the Internet are set forth on the proxy card. If the proxy card does not contain these instructions, these options are not available.

Record Date and Share Ownership

     Owners of record of shares of the Company's common stock at the close of business on July 22, 2003 (the "Record Date"), will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's common stock on the Record Date is entitled to one vote for each share of common stock so held.

     As of the close of business on July 22, 2003, there were ______________ shares of common stock outstanding and entitled to vote at the Meeting (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.

                                               TABLE OF CONTENTS


-----------------------------------------------------------------------------------------------------------------------
                                                                                                                  Page
                                                                                                                  ----

-----------------------------------------------------------------------------------------------------------------------
1.       Approval of the potential issuance of more than 7,210,679 shares of the Company's common stock upon the conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible
         Exchangeable Debentures and exercise of related Stock Purchase Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis, when combined with the 50,000,000 shares of common stock issued by the Company
         under three separate securities purchase agreements dated May 8, 2003, May 22, 2003, and June 4, 2003..   1
-----------------------------------------------------------------------------------------------------------------------
2.       Approval of the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the
         Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction
         basis..................................................................................................   6
-----------------------------------------------------------------------------------------------------------------------
3.       Approval of an amendment to the Company's Third Restated Articles of Incorporation, as amended, effecting a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the
         reverse stock split or to determine not to proceed with the reverse stock split........................   8
-----------------------------------------------------------------------------------------------------------------------

 APPROVAL OF POTENTIAL ISSUANCE OF MORE THAN 7,210,679 SHARES OF THE COMPANY'S
     COMMON STOCK UPON CONVERSION OF THE COMPANY'S $10,500,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% CONVERTIBLE EXCHANGEABLE DEBENTURES AND EXERCISE
OF RELATED STOCK PURCHASE WARRANTS, WHICH SHARE AMOUNT IN EXCESS OF 7,210,679
 REPRESENTS 20% OR MORE OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A
  PRE-TRANSACTION BASIS WHEN COMBINED WITH THE 50,000,000 SHARES OF COMMON
    STOCK ISSUED BY THE COMPANY UNDER THREE SEPARATE SECURITIES PURCHASE
        AGREEMENTS DATED MAY 8, 2003, MAY 22, 2003, AND JUNE 4, 2003

                                  (ITEM 1)



     BACKGROUND

     Effective April 1, 2003, the Company entered into a Forbearance Agreement with IBM Credit LLC ("IBM Credit"). Under the terms of the Forbearance Agreement, the Company had the right to purchase all of its outstanding debt obligations to IBM Credit, totaling approximately $99 million (including accrued interest), if the Company paid IBM Credit $30 million in cash by June 30, 2003. As of June 30, 2003, the Company made cash payments to IBM Credit totaling $30 million and, thus, it has satisfied in full its debt obligations to IBM Credit.

     Use of Proceeds. Funding for the $30.0 million payment to IBM Credit consisted of $17.8 million in net proceeds from the sale of an aggregate of 50,000,000 shares of the Company's common stock, $10.0 million in net proceeds from the issuance of the Company's 8.5% Convertible Exchangeable Debentures, and $2.2 million from cash on hand.

     50,000,000 Share Transaction. The 50,000,000 shares of the Company's common stock were purchased under the Securities Purchase Agreements dated May 8, 2003, May 22, 2003, and June 4, 2003. The purchases resulted in net proceeds to the Company of $17.8 million, after deduction of the 3% fee to the Company's placement agent, J.P. Carey Securities, Inc.

     Securities Purchase Agreement and Debentures. On June 30, 2003, the Company entered into a Securities Purchase Agreement (the "Agreement") with certain investors, collectively referred to herein as "the Purchasers." In connection with the Agreement, the Company issued to the Purchasers $10.5 million aggregate principal amount of its 8.5% Convertible Exchangeable Debentures due November 1, 2005, the proceeds of which were used to satisfy the Company's obligations to IBM Credit (the "Debentures"). A form of the 8.5% Convertible Exchangeable Debentures due November 1, 2005 is attached hereto as Appendix A. Subject to the terms under the various agreements, the Debentures are convertible into shares of the Company's common stock or exchangeable for shares of Digital Angel Corporation (AMEX:DOC) common stock owned by the Company, or a combination thereof, at the Purchasers' option. The Company currently owns 19.6 million shares of Digital Angel Corporation's common stock, or approximately 73% of the shares outstanding of Digital Angel Corporation's common stock as of June 30, 2003. The Debentures are convertible or exchangeable at any time at the option of the Purchasers. The conversion price for the Company's common stock is $0.515 per share (also known as the Set Price), subject to anti-dilution provisions. The exchange price for the Digital Angel Corporation common stock held by the Company is $2.20 per share as to the first fifty percent (50%) of the original principal amount of the Debentures and $4.25 per share as to the remaining fifty percent (50%) of the original principal amount, subject to anti-dilution provisions.

     Warrants. In addition, the Company has granted to the Purchasers warrants to acquire 5,352,773 million shares of the Company's common stock, or 950,742 million shares of Digital Angel Corporation's common stock currently outstanding and owned by the Company, or a combination of shares from both companies, at the Purchasers' option (the "Warrants"). The form of Warrant is attached hereto as Appendix B .The exercise prices are $0.564 and $3.178 for the Company's common stock and Digital Angel Corporation's common stock, respectively. The Warrants are subject to anti-dilution provisions, vest immediately and are exercisable through June 30, 2007. The Company has entered into a Registration Rights Agreement with the Purchasers, whereby the Company has agreed to register its common shares issuable upon conversion of the Debentures and exercise of the Warrants within a specified time period.

     Interest and Principal Redemption Payments. Among other provisions under the Agreement and the Debentures, the Company is required to pay interest at the rate of 8.5% per annum on a quarterly basis beginning September 1, 2003, and, beginning on November 1, 2003, on a monthly basis as to the principal amount required to be redeemed ($0.4 million) each month. A final interest payment is due on the maturity date. Interest payments may be made in either cash or in shares of Digital Angel Corporation's common stock, or a combination thereof at the Company's option, subject to certain restrictions. The interest conversion rate for the Digital Angel Corporation common stock is calculated based upon 90% of the average of the lowest 10 of the 20 volume-weighted average stock prices immediately prior to the applicable interest payment date, subject to a late payment adjustment. Principal redemption payments of $0.4 million are due monthly beginning November 1, 2003. The principal redemption payments may be made in cash, the Company's common stock or Digital Angel Corporation's common stock at the Company's option, subject to certain limitations regarding the average market value and trading volume of the Digital Angel Corporation common stock. The conversion/exchange redemption prices are based upon the lesser of (1) ninety percent (90%) of the lowest 10 of the 20 volume-weighted average stock prices prior to the redemption date, and (2) the Set Price/exchangeable prices, subject to anti-dilution provisions.

     Future Financings. Subject to certain exempt transactions, including among others the issuances of shares in connection with stock options, share issuances under certain severance agreements (subject to shareholder approval), exercises of warrants currently outstanding including the Warrants, the conversion of the Debentures and issuances of shares for acquisitions or strategic investments, the Company is prohibited under the terms of the Agreement to incur, create, guarantee, assume or to otherwise become liable on account of an indebtedness other than with a federally regulated financial institution or to increase any amounts owing under any existing obligations or to issue or sell shares of its common stock or equivalents until ninety (90) days after the effective date of the registration statement registering the Company's common shares underlying the Debentures and Warrants. In addition, each Purchaser has the right of first refusal with regard to any financings made by the Company in shares of its common stock or common stock equivalents until such time as the Purchaser no longer holds any Debentures.

     Collateral. As collateral for the Debentures and under the terms of a Security Agreement, the Company and its wholly-owned subsidiary Computer Equity Corporation have granted to the Purchasers a security interest in all of their accounts receivable, and under the terms of a Pledge Agreement, the Company has granted to the Purchasers a security interest in up to 15.0 million shares of the Digital Angel Corporation common stock it currently owns.

     Fees. In connection with the Debentures, the Company incurred a placement agency fee of $430,000 and it has reimbursed one of the Purchasers $50,000 for legal, administrative, due diligence and other expenses incurred to prepare and negotiate the transaction documents.

     Shares Issuable Upon Conversion. While the principal redemption payments may be made in cash, shares of the Company's common stock, and shares of Digital Angel Corporation's common stock, or any combination thereof, at the Company's option, the conversion price of the Company's common stock regarding the principal redemption payments is tied to the trading price of the Company's common stock, with no minimum or floor price per share. The lower the price of the Company's common stock, the lower the conversion price related to the principal redemption payments, and consequently the more shares of the Company's common stock that would be issuable if the Company elected to make the required principal redemption payments in shares of its common stock. Such election could, therefore, result in the existing holders of the Company's common stock facing additional dilution. As a result of such potential election by the Company, and coupled with the Purchasers' option to convert or exchange the Debentures and Warrants into shares of the Company's common stock, the Digital Angel Corporation common stock owned by the Company or any combination thereof, the total number of shares of the Company's common stock that may actually become issuable under the terms of the Debentures and Warrants, if any, cannot be determined. For purposes of illustration, if the Purchasers elected to convert 100% of the $10,500,000 aggregate principal amount of the Debentures and to exercise 100% of the Warrants into shares of the Company's common stock, the number of shares to be so issued would be 25,741,123 based upon the conversion/exercise prices set forth in the agreements, subject to certain other terms in the agreements.

     Consequences If the Company Does Not Obtain Shareholder Approval. The Company may be required to delist its shares of common stock from the Nasdaq SmallCap Market if specific events occur. The Nasdaq rules generally require shareholder approval for the issuance of securities representing 20% or more of an issuer's outstanding listed securities. Nasdaq has taken the position that the issuance of the 50,000,000 shares, as discussed above, under the Securities Purchase Agreements and any issuance of the Company's common stock under the Debentures and Warrants should be combined and treated as one transaction for determining the 20% threshold, since the purpose of and the proceeds from these transactions were used to pay the Company's debt obligation to IBM Credit. The Company had 286,053,403 shares of its common stock outstanding just prior to the initial issuance of shares under the Securities Purchase Agreements. Therefore, 57,210,680 shares are equal to 20% of the outstanding shares of the Company on a pre-transaction basis. Thus, any issuance of common stock under the Debentures and Warrants in excess of 7,210,679 shares would result in an issuance of securities representing 20% or more of the Company's common stock under Nasdaq's rules. Under the terms of the Agreement, the Company has agreed to seek shareholder approval at the Meeting for the potential issuance of more than 7,210,679 shares of its common stock issuable upon conversion of the Debentures and Warrants to satisfy Nasdaq's requirements of shareholder approval. No shares have been issued, in connection with the Debentures and Warrants as of the date of this Meeting. If the Company obtains shareholder approval, the number of shares that could be issued upon the conversion of the Debentures and exercise of the Warrants would not be limited by the Nasdaq 20% limitation.

     IF THE COMPANY DOES NOT OBTAIN SHAREHOLDER APPROVAL IT WILL NOT BE ABLE TO ISSUE SHARES (BEYOND 7,210,679) UPON CONVERSION OR IN CONNECTION WITH MONTHLY PRINCIPAL REDEMPTIONS PAYMENTS AND WILL ONLY BE ABLE TO MAKE SUCH PAYMENTS IN CASH, OR SUBJECT TO CERTAIN CONDITIONS, IN SHARES THAT THE COMPANY BENEFICIALLY OWNS IN DIGITAL ANGEL CORPORATION. ALTHOUGH THE FAILURE TO OBTAIN SHAREHOLDER APPROVAL WOULD NOT AFFECT THE TERMS OF THE DEBENTURES OR OTHERWISE HAVE AN ADVERSE ECONOMIC EFFECT, THE COMPANY MIGHT PREFER TO HAVE THE DEBENTURES CONVERT INTO SHARES OF ITS COMMON STOCK OR THE COMPANY MIGHT PREFER TO MAKE ITS MONTHLY PRINCIPAL REDEMPTION PAYMENTS IN SHARES OF ITS COMMON STOCK IN ORDER TO CONSERVE CASH AND TO PRESERVE THE COMPANY'S OWNERSHIP OF DIGITAL ANGEL CORPORATION.

     Effect of the 8.5% Convertible Exchangeable Debentures and the Related Warrants on Existing Shareholders.

     o The conversion of the Debentures and the exercise of the related Warrants into shares of the Company's common stock could result in a substantial number of additional shares being issued and a significant number of the shares may be sold into the market, which would result in the ownership interests of holders of the Company's common stock being diluted, and which could result in a decrease in the price of the Company's common stock.

     o Upon the occurrence of an event of default as set forth in the Debenture, the Company may be required to prepay the Debentures at a price equal to the greater of (a) 110% of the principal balance outstanding, plus accrued interest or (b) the principal balance outstanding, plus accrued interest divided by the Set Price and multiplied by the volume-weighted average stock price on the date the payment is demanded or the amount is paid in full, which ever is greater, or (c) by similar calculations in respect of the Digital Angel Corporation common stock.

     o Each Purchaser has the right of first refusal with regard to any financings made by the Company in shares of its common stock or common stock equivalents until such time as the Purchaser no longer holds any Debentures.

     o So long as the Debentures remain outstanding, the Company shall not declare or pay any dividend on its common stock in the form of cash or in the form of shares of Digital Angel Corporation common stock owned by the Company.

Required Vote
-------------

     The affirmative vote of a majority of the shares voting at the Meeting is required to approve the proposal for the issuance of more than 7,210,679 shares of the Company's common stock upon conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible Exchangeable Debentures and exercise of related Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under the Securities Purchase Agreements.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF MORE THAN 7,210,679 SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF THE COMPANY'S $10,500,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% CONVERTIBLE EXCHANGEABLE DEBENTURES AND EXERCISE OF RELATED WARRANTS, WHICH SHARE AMOUNT IN EXCESS OF 7,210,679 REPRESENTS 20% OR MORE OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A PRE-TRANSACTION BASIS, WHEN COMBINED WITH THE 50,000,000 SHARES OF COMMON STOCK ISSUED BY THE COMPANY UNDER THE SECURITIES PURCHASE AGREEMENTS. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE

APPROVAL OF THE POTENTIAL ISSUANCE OF MORE THAN 7,210,679 SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF THE COMPANY'S $10,500,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% CONVERTIBLE EXCHANGEABLE DEBENTURES AND EXERCISE OF RELATED WARRANTS, WHICH SHARE AMOUNT IN EXCESS OF 7,210,679 REPRESENTS 20% OR MORE OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A PRE-TRANSACTION BASIS WHEN COMBINED WITH THE 50,000,000 SHARES OF COMMON STOCK ISSUED BY THE COMPANY UNDER THE SECURITIES PURCHASE AGREEMENTS.

-----------------------------------------------------------------------------

                        DESCRIPTION OF CAPITAL STOCK
AUTHORIZED CAPITAL

     The Company's authorized capital stock consists of 560,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $10.00 par value. Holders of the Company's common stock have no preemptive or other subscription rights.

COMMON STOCK

     As of July 22, 2003, there were _________ shares of the Company's common stock outstanding and approximately 2,___ holders of record of the Company's common stock.

     The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's Board of Directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption provisions (other than in the Debentures as defined below) or sinking fund provisions applicable to the Company's common stock.

     The transfer agent and registrar for the common stock is The Registrar and Transfer Co.

PREFERRED STOCK

     Series C Convertible Preferred Stock.

     As of July 22, 2003, there were _____ shares of preferred stock outstanding. Preferred stock may be created and issued from time to time by the Company's Board of Directors, with such rights and preferences as it may determine. Because of its broad discretion with respect to the creation and issuance of any series of preferred stock without shareholder approval, the Company's board of directors could adversely affect the voting power of the Company's common stock. The issuance of preferred stock may also have the effect of delaying, deferring or preventing a change in control of the Company.

OPTIONS AND WARRANTS

     As of July 22, 2003, there were options held by the Company's employees and others to purchase an aggregate of _________ shares of the Company's common stock at a weighted average exercise price of $0__ per share.

     As of July 22, 2003, there was an aggregate of ________issued and outstanding warrants to purchase an aggregate of ______ shares of the Company's common stock at a weighted average exercise price of $__ per share as follows:

          o issued and outstanding warrants to purchase _______ shares of the Company's common stock at a weighted average exercise price of $0.__ per share;

          o warrants issued during 2000 in connection with the sale of Series C preferred stock to purchase up to ________ shares of the Company's common stock at $__ per share, subject to adjustment; and

          o the Warrants to purchase up to _________ shares of the Company's common stock at $0.___per share, subject to adjustment.

     All of the warrants are currently exercisable. Of the outstanding options, _________ options are now exercisable at a weighted average exercise price of $0.___ per share, and the rest become exercisable at various times over the next three years.

     The exercise price of the warrants issued in connection with the Series C preferred stock and the Warrants are subject to adjustment upon:

          o the issuance of shares of common stock, or options or other rights to acquire common stock, at an issuance price lower than the exercise price under the warrants;

          o the declaration or payment of a dividend or other distribution on the Company's common stock;

          o issuance of any other of the Company's securities on a basis which would otherwise dilute the purchase rights granted by the warrants.

     The exercise price of the warrants issued in connection with the Series C preferred stock may be paid in cash, in shares of common stock or by surrendering other warrants. The exercise price of the Warrants must be paid in cash, however, if at any time after one year from the date of issuance of the Warrants there is not an effective registration statement registering the underlying shares, the warrant exercise price may be made by means of a cashless exercise.

CONVERTIBLE EXCHANGEABLE DEBENTURES

     As of July 22, 2003, the Company has outstanding Debentures, which are convertible into shares of the Company's common stock or exchangeable for shares of Digital Angel Corporation (AMEX:DOC) common stock owned by the Company, or a combination thereof, at any time at the Purchasers' option. The Company currently owns 19.6 million shares of Digital Angel Corporation's common stock, or approximately 73% of the shares outstanding of Digital Angel Corporation's common stock as of June 30, 2003. The conversion price for the Company's common stock is $0.515 per share (also known as the Set Price), subject to anti-dilution provisions. The exchange price for the Digital Angel Corporation common stock held by the Company is $2.20 per share as to the first fifty percent (50%) of the original principal amount of the Debentures and $4.25 per share as to the remaining fifty percent (50%) of the original principal amount, subject to anti-dilution provisions.

     The Company is required to pay interest at the rate of 8.5% per annum on a quarterly basis beginning September 1, 2003, and, beginning on November 1, 2003, on a monthly basis as to the principal amount required to be redeemed ($0.4 million) each month. A final interest payment is due on the maturity date. Interest payments may be made in either cash or in shares of Digital Angel Corporation's common stock, or a combination thereof at the Company's option, subject to certain restrictions. The interest conversion rate for the Digital Angel Corporation common stock is calculated based upon 90% of the average of the lowest 10 of the 20 volume-weighted average stock prices immediately prior to the applicable interest payment date, subject to a late payment adjustment. Principal redemption payments of $0.4 million are due monthly beginning November 1, 2003. The principal redemption payments may be made in cash, the Company's common stock or Digital Angel Corporation's common stock at the Company's option, subject to certain limitations regarding the average market value and trading volume of the Digital Angel Corporation common stock. The conversion/exchange redemption prices are based upon the lesser of (1) ninety percent (90%) of the lowest 10 of the 20 volume-weighted average stock prices prior to the redemption date, and (2) the Set Price/exchangeable prices, subject to anti-dilution provisions.

     As collateral for the Debentures and under the terms of a Security Agreement, the Company and its wholly-owned subsidiary Computer Equity Corporation have granted to the Purchasers a security interest in all of their accounts receivable, and under the terms of a Pledge Agreement, the Company has granted to the Purchasers a security interest in up to 15.0 million shares of the Digital Angel Corporation common stock it currently owns.

     So long as any portion of the Debentures remains outstanding, the Company shall not declare or pay any dividend on its common stock in the form of cash or in the form of shares of Digital Angel Corporation common stock owned by the Company.

     Subject to certain exempt transactions, including among others the issuances of shares in connection with stock options, share issuances under certain severance agreements (subject to shareholder approval), exercises of warrants currently outstanding including the Warrants, the conversion of the Debentures and issuances of shares for acquisitions or strategic investments, the Company is prohibited under the terms of the Agreement to incur, create, guarantee, assume or to otherwise become liable on account of an indebtedness other than with a federally regulated financial institution or to increase any amounts owing under any existing obligations or to issue or sell shares of its common stock or equivalents until ninety (90) days after the effective date of the registration statement registering the Company's common shares underlying the Debentures and Warrants. In addition, each Purchaser has the right of first refusal with regard to any financings made by the Company in shares of its common stock or common stock equivalents until such time as the Purchaser no longer holds any Debentures. No indebtedness of the Company is senior to the Debentures in right of payment other than indebtedness secured by purchase money securities and in that case only as to the underlying assets covered thereby.

     Under the terms of the Debentures, failure to make timely interest or principal redemption payments, commencement of bankruptcy against the Company, failure of the Company's common stock to be eligible for quotation on or quoted for trading on a principal market as defined, and a change in control as defined, among others, constitute events of default under the Debentures.

------------------------------------------------------------------------------

 APPROVAL OF THE ISSUANCE OF UP TO 30,000,000 SHARES OF THE COMPANY'S COMMON
    STOCK AFTER EFFECTIVENESS OF THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-106300), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2003, WHICH SHARE AMOUNT WHEN COMBINED
    WITH THE ISSUANCE OF THE DEBENTURES, WARRANTS AND COMMON STOCK ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENTS, REPRESENTS MORE THAN
   20% OF THE OUTSTANDING STOCK OF THE COMPANY ON A PRE-TRANSACTION BASIS



                                  (ITEM 2)

     BACKGROUND


     On June 20, 2003, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (File No. 333-106300), whereby it proposes to offer up to 30,000,000 shares of its common, par value $.001 per share. As part of the offering the Company had entered into a placement agency agreement with J.P. Carey Securities Inc., a registered broker-dealer, under which J.P. Carey Securities, Inc. agreed to act as the Company's underwriter on a "best efforts" basis in connection with the offer and sale of the shares. A "best efforts" underwriting means that J.P. Carey Securities, Inc. is not obligated to purchase any of the shares offered. J.P. Carey Securities, Inc. is an "underwriter" within the meaning of
Section 2(a)(11) of the Securities Act of 1933. The Company has agreed to pay J.P. Carey Securities, Inc. a fee of 3% of the gross subscription proceeds of the shares sold to purchasers identified (or deemed to be identified) to the Company by J.P. Carey Securities, Inc. Notwithstanding its agreement with J.P. Carey Securities, Inc., the Company has the right to retain other broker-dealers to advise and assist in the distribution of shares in the offering. There is no minimum number of shares that must be sold in the offering. Under the terms of the agreements related to the Debentures, the Company is not permitted to sell the 30,000,000 shares for less than $0.35 per share.

     Nasdaq rules generally require shareholder approval for the issuance of securities representing 20% or more of an issuer's outstanding listed securities. Nasdaq likely would take the position that the offering of the 30,000,000 shares should be combined with the sale of the Company's 50,000,000 shares under the Securities Purchase Agreements, and with the issuance of shares, if any, upon the conversion of the Debentures, and that all such issuances should be treated as one transaction for determining the 20% threshold. The Company had 286,053,403 shares of its common stock outstanding just prior to the initial issuance of shares under the Securities Purchase Agreements. Therefore, 57,210,680 shares are equal to 20% of the outstanding shares of the Company on a pre-transaction basis. Thus, any issuance of common stock under the 30,000,000 share offering would result in the issuance of securities representing 20% or more of the Company's common stock under Nasdaq's rules, assuming that more than 7,210,680 shares are issued upon conversion of the Debentures or exercise of the Warrants.

     If the Company obtains shareholder approval, the number of shares that could be issued under the offering would not be limited by the Nasdaq rule limiting the issuance of 20% or more of the Company's common stock. If the Company does not obtain shareholder approval and is unable to issue these shares because of restrictions relating to the Nasdaq rules, the Company may be unable to fund all of the intended uses for the net proceeds anticipated from this offering without obtaining funds from alternative sources or using cash, if any, generated by its operations. The Company intends to use the funds for debt repayments and working capital purposes. Alternative sources of funds may not be available to the Company at a reasonable cost.

Required Vote
-------------

     The affirmative vote of a majority of the shares voting at the Meeting is required to approve the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF UP TO 30,000,000 SHARES OF THE COMPANY'S COMMON STOCK AFTER EFFECTIVENESS OF THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-106300), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2003, WHICH SHARE AMOUNT WHEN COMBINED WITH THE ISSUANCE OF THE DEBENTURES, WARRANTS AND COMMON STOCK ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENTS, REPRESENTS MORE THAN 20% OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A PRE-TRANSACTION BASIS. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF UP TO 30,000,000 SHARES OF THE COMPANY'S COMMON STOCK AFTER EFFECTIVENESS OF THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-106300), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2003, WHICH SHARE AMOUNT WHEN COMBINED WITH THE ISSUANCE OF THE DEBENTURES, WARRANTS AND COMMON STOCK ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENTS, REPRESENTS MORE THAN 20% OF THE OUTSTANDING COMMON STOCK OF THE COMPANY ON A PRE-TRANSACTION BASIS.

     See Page 4 of this proxy statement, "DESCRIPTION OF CAPITAL STOCK"

    APPROVAL OF AN AMENDMENT TO THE COMPANY'S THIRD RESTATED ARTICLES OF
      INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, AND GRANTING OF DISCRETIONARY AUTHORITY TO THE
     BOARD OF DIRECTORS FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE THE
        COMPANY'S SHAREHOLDERS APPROVE THIS PROPOSAL TO DETERMINE THE REVERSE STOCK SPLIT RATIO AND THE EFFECTIVE DATE OF THE REVERSE STOCK
      SPLIT OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT


                                  (ITEM 3)


OVERVIEW OF THE REVERSE STOCK SPLIT

     You are being asked to vote on an amendment to the Company's Third Restated Articles of Incorporation, as amended, to effect a reverse stock split of all of the issued and outstanding shares of the Company's Common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split. The Board of Directors has adopted a resolution approving, declaring advisable and recommending to the Company's shareholders for their approval a proposal to amend the Company's Third Restated Articles of Incorporation, as amended, to effect a reverse stock split.

     If the Company's shareholders approve the proposal to amend the Third Restated Articles of Incorporation, as amended, to effect a reverse stock split as outlined above, and should the Board of Directors determine to proceed with the reverse stock split, the Company will file a Certificate of Amendment to its Third Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Missouri as soon as possible after the Boards' decision and the par value of the Company's common stock will be increased proportionately. Upon the Board's decision to effect a reverse stock split, the number of authorized shares of common stock may be reduced at the Board's discretion, however, such reduction may not represent a proportional reduction of authorized shares based upon the actual reverse stock split ratio.

     The reverse stock split will not change the number of authorized shares of preferred stock, or the par value of the Company's preferred stock.

REASONS FOR THE REVERSE STOCK SPLIT

     The Company's Board of Directors currently believes that it should implement a reverse stock split to reduce the number of issued and outstanding shares, which are a result, in part, of the Company's past acquisitions, the payment of debt obligations to IBM Credit LLC and preferred stock conversions. In addition, the Company's Board of Directors believes that a reverse stock split will facilitate the continued listing of the Company's common stock on the Nasdaq SmallCap Market and may enhance the desirability and marketability of the Company's common stock to the financial community and the investing public.

     If the Company effects the reverse stock split, the Company's Board of Directors believes that the resulting reduction in the number of issued and outstanding shares of the Company's common stock will better reflect the current market environment, will be more consistent with comparable technology companies and may encourage greater interest in the Company's common stock by the investment community. The Company's Board of Directors believes that the current market price of the Company's common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of the Company's common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. The Company's Board of Directors believes that if the reverse stock split has the effect of raising the trading price of the Company's common stock, this will increase the attractiveness of the Company's common stock to the investment community.

     The Company's common stock is quoted on the Nasdaq SmallCap Market. To be quoted on the Nasdaq SmallCap Market, among other things, a company's common stock must maintain a minimum bid price of $1.00 per share. The Company's common stock has traded on the Nasdaq SmallCap Market since November 12, 2002. To maintain its SmallCap listing, the Company must continue to comply with the SmallCap's listing requirements and, on or before October 25, 2003 have regained the minimum bid requirement of at least $1.00 per share for a minimum of ten (10) consecutive trading days. The Company's Board of Directors believes that the reverse stock split will facilitate regaining compliance with the Nasdaq SmallCap Market minimum bid-price listing requirement (and possibly a relisting on the Nasdaq National Market) by causing an increase in the minimum bid price of the Company's common stock to above the $1.00 per share minimum, although the Company cannot assure you that this will occur. If the Company does not regain compliance, and the Company's common stock is delisted from the Nasdaq SmallCap Market, trading in the Company's common stock, if any, would have to be conducted on, the OTC Bulletin Board or in the non-Nasdaq over-the-counter market (or "pink sheet" market). This could significantly decrease the liquidity of the Company's common stock.

     There can be no assurance that the reverse stock split will result in the benefits described above under the heading "Reasons for the Reverse Stock Split." Specifically, there can be no assurance that the market price of the Company's common stock immediately after the effective date of the proposed reverse stock split would be maintained for any period of time or that such market price would approximate the multiple of the stock split ratio times the market price of the Company's common stock before the reverse stock split. Accordingly, the total market capitalization of the Company's common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the Company's common stock following the reverse stock split may not exceed or remain higher than the current market price. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split. The Company cannot assure you that the reverse stock split will not further adversely impact the market price of the Company's common stock.

     Furthermore, the Company cannot assure you that the reverse stock split will result in a per share price that will attract institutional investors and brokers. While the Company's Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

     This proxy statement includes forward-looking statements including statements regarding the Company's intent to solicit approval of a reverse stock split, the timing of the proposed reverse stock split, and the potential benefits of a reverse stock split, including but not limited to increased investor interest, continued listing on the Nasdaq SmallCap Market, the possible relisting on the Nasdaq National Market, and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect the current views and assumptions of the Company, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include but are not limited to risks relating to the volatility of the Company's stock price, general market and economic conditions and risks related to the development of the Company's business model. For a discussion of these and other risk factors that could affect the Company's business, see "RISK FACTORS" in the Company's filings with the Securities and Exchange Commission, including its Form 10-K/A filed on March 31, 2003, as amended on April 4, 2003 and June 3, 2003, its Form 10-Q filed on May 14, 2003 and its Form S-1 filed on June 20, 2003.

IMPLEMENTATION AND EFFECTS OF THE REVERSE STOCK SPLIT

     If the Company's shareholders approve the reverse stock split proposal and the Company's Board of Directors implement the reverse stock split, which the Company's Board of Directors may choose not to do at their discretion, the reverse stock split would have the following effects:

          o every X shares of the Company's common stock owned by a shareholder will automatically be changed into and become one new share of the Company's common stock, with X being equal to the exchange stock ratio as determined by the Company's Board of Directors;

          o a proportionate adjustment will be made to the par value of the Company's common stock, such that the stated value of the Company's capital will remain unchanged;

          o the number of shares of the Company's common stock issued and outstanding will be reduced proportionately;

          o proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Company's common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

          o proportionate adjustment will be made to the per share conversion price under the terms of the Company's 8.5% Convertible Exchangeable Debentures;

          o the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plans, and severance agreements will be reduced proportionately based on the reverse stock split ratio.

     The reverse stock split will be effected simultaneously for all of the Company's common stock and the exchange number will be the same for all of the Company's common stock. The reverse stock split will affect all of the Company's shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company's shareholders owning a fractional share. As described below, shareholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split shareholders to the extent there are shareholders presently holding fewer shares than the to be determined exchange ratio, however, is not the purpose for which the Company is effecting the reverse stock split. The Company will continue to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended.

     The Company's Board of Directors may decide not to proceed with a reverse stock split for various reasons including, among others, an increase in the Company's stock price above Nasdaq's minimum bid price requirement, an elimination of the minimum bid price requirement by Nasdaq and general stock market/business conditions.

FRACTIONAL SHARES

     No scrip or fractional share certificates will be issued in connection with the reverse stock split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of the Company's common stock not evenly divisible by the exchange ratio will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of the Company's common stock on the effective date of the reverse stock split as reported on the Nasdaq SmallCap Market. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

     Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

AUTHORIZED SHARES

     The reverse stock split may result in a change in the number of authorized shares of the Company's common stock at the discretion of the Company's Board of Directors. Note, however that any reduction might not be in proportion to the reverse stock split ratio. Therefore, because the number of authorized shares of the Company's common stock may not decrease proportionally (if at all) to the number of shares of the Company's common stock issued and outstanding, the number of shares remaining available for future issuance under the Company's authorized pool of common stock would increase. In addition, the Company will continue to have 5,000,000 authorized but unissued and undesignated shares of preferred stock.

     These authorized unissued shares of common and preferred stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into common stock. The Company believes that the availability of the authorized unissued shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's common stock may be diluted. Also, if the Company issues shares of its preferred stock, the issued shares may have rights, preferences and privileges senior to those of its common stock.

OTHER EFFECTS ON ISSUED AND OUTSTANDING SHARES

     If a reverse stock split is implemented, the rights and preferences of the issued and outstanding shares of the Company's common stock would remain the same after the reverse stock split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

     In addition, the reverse stock split would result in some shareholders owing "odd-lots" of fewer than 100 shares of the Company's common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

ACCOUNTING MATTERS

     The reverse stock split will increase the par value of the Company's common stock on a proportional basis. Accordingly, on the effective date of the reverse stock split, the stated capital on the Company's balance sheet attributable to the Company's common stock will not change. The per share net income or loss and net book value of the Company's common stock will be increased because there will be fewer shares of the Company's common stock outstanding.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     If the shareholders approve the reverse stock split proposal, the Company intends to implement the reverse stock split as soon as possible thereafter, although the Board of Directors may decide in their sole discretion not to effect or to postpone the reverse stock split. The reverse stock split and reduction in the number of authorized shares of the Company's common stock would be implemented by filing a Certificate of Amendment to the Company's Third Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Missouri. The reverse stock split will become effective at the time specified in the Certificate of Amendment, which will most likely be immediately after the filing of the Certificate of Amendment and which the Company refers to as the "effective time." Beginning at the effective time, each certificate representing shares of the Company's common stock before the reverse stock split will automatically be deemed for all corporate purposes to evidence ownership based on the stock split ratio, not to exceed a ratio of 40 shares to 1 share of the Company's common stock after the reverse stock split. All shares issuable upon exercise or conversion of outstanding options, warrants or other securities will automatically be adjusted.

     As soon as practicable after the effective time, shareholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, The Registrar & Transfer Co., will act as exchange agent for purposes of implementing the exchange of stock certificates. Shareholders of record will receive a letter of transmittal requesting that they surrender the stock certificates they currently hold for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. No new certificates will be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split will continue to be valid and will represent the adjusted number of shares rounded down to the nearest whole share. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL.

NO DISSENTERS' RIGHTS

     Under the Missouri General Corporation Law, the Company's shareholders are not entitled to dissenters' rights with respect to the reverse stock split, and the Company will not independently provide shareholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of certain material United States federal income tax consequences of the reverse stock split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of our common stock held by our shareholders before the reverse stock split were, and the shares of our common stock held after the reverse stock split will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended, or the "Code" (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the reverse stock split.

     Other than the cash payments for fractional shares discussed below, no gain or loss will be recognized by a shareholder upon such shareholder's exchange of shares held before the reverse stock split for shares after the reverse stock split. The aggregate tax basis of the shares of the Company's common stock received in the reverse stock split (including any fraction of a share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the shares of our common stock exchanged therefor. In general, shareholders who receive cash instead of their fractional share interests in the shares of our common stock as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The shareholder's holding period for the shares of our common stock after the reverse stock split will include the period during which the shareholder held the shares of our common stock surrendered in the reverse stock split.

     This summary of certain material United States federal income tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Required Vote
-------------

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the amendment to the Company's Third Restated Articles of Incorporation, as amended, to effect a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, AND GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS FOR A PERIOD OF TWELVE MONTHS

AFTER THE DATE THE COMPANY'S SHAREHOLDERS APPROVE THIS PROPOSAL TO DETERMINE THE REVERSE STOCK SPLIT RATIO AND THE EFFECTIVE DATE OF THE REVERSE STOCK SPLIT OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S THIRD RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, AND GRANTING DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE THE COMPANY'S SHAREHOLDERS APPROVE THIS PROPOSAL TO DETERMINE THE REVERSE STOCK SPLIT RATIO AND THE EFFECTIVE DATE OF THE REVERSE STOCK SPLIT OR TO DETERMINE NOT TO PROCEED WITH THE REVERSE STOCK SPLIT.

OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY

     The following table shows information regarding beneficial ownership of the Company's common stock as of July 22, 2003 (the Company's record date):

           o    each of our directors and named executive officers; and

           o    all directors and executive officers as a group.


                                                                 NUMBER OF
                                                                 SHARES OF      PERCENT OF
                                                                  COMMON          COMMON
                                                                   STOCK          STOCK
                                                               BENEFICIALLY    BENEFICIALLY
                NAME OF BENEFICIAL OWNER                          OWNED (1)        OWNED

        Scott R. Silverman
        400 Royal Palm Way, Palm Beach, FL 33480                   1,925,000         *%

        Daniel E. Penni
        260 Eliot Street, Ashland, MA 01721                        1,949,065         *

        Dennis G. Rawan
        400 Royal Palm Way, Palm Beach, FL 33480                          --         *

        Constance K. Weaver
        295 North Maple Ave, Basking Ridge, NJ 07920               1,223,000         *

        Michael S. Zarriello
        400 Royal Palm Way, Palm Beach, FL 33480                          --         *

        Kevin H. McLaughlin
        400 Royal Palm Way, Palm Beach, FL 33480                     402,333         *

        Michael E. Krawitz
        400 Royal Palm Way, Palm Beach, FL 33480                   1,559,567         *

        Evan C. McKeown
        400 Royal Palm Way, Palm Beach, FL 33480                     234,327         *

        Peter Zhou
        5750 Division Street, Riverside, CA 92506                    352,526         *


        All directors and executive officers as a
          group (10 persons)                                       8,047,989      ____%

* Represents less than 1% of the issued and outstanding shares of our common stock.
(1)      This table includes presently exercisable stock options. The following directors and executive officers hold the number of exercisable options set forth following their respective names:
         Scott R. Silverman - 1,925,000; Daniel E. Penni - 1,164,000;
         Constance K. Weaver - 989,000; Kevin H. McLaughlin -391,333;
         Michael E. Krawitz - 1,504,000; Evan C. McKeown - 233,334; Peter
         Zhou - 329,000; and all directors and officers as a group -
         6,909,667.

SHAREHOLDER PROPOSALS

     Pursuant to the applicable rules under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company's 2004 Proxy Statement. Proposals by shareholders intended to be included in the Company's 2004 Proxy Statement must be submitted in writing to the Secretary of the Company no later than February 11, 2004, or a reasonable time before the Company begins to print and mail its proxy material. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. Proposals by shareholders to be presented at the Company's 2004 Annual Meeting (but not intended to be included in the Company's 2004 Proxy Statement) must be submitted in writing to the Secretary of the Company no earlier than April 27, 2004 but no later than May 27, 2004, in accordance with the Company's bylaws. Otherwise, the proxies named by the Company's Board of Directors may exercise discretionary voting authority with respect to the shareholder proposal, without any discussion of the proposal in the Company's proxy material.

OTHER MATTERS

     Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Expenses of Solicitation. The expense of solicitation of proxies will be borne by the Company. As of July __, 2003, the Company has not retained a proxy solicitor to solicit proxies, however the Company may choose to do so prior to the Meeting. Proxies may also be solicited by certain of the Company's directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. The Company is required to request brokers and nominees who hold stock in their name to furnish the Company's proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     The form of Proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.



                                             MICHAEL E. KRAWITZ
                                             Executive Vice President,
                                             General Counsel and Secretary
Palm Beach, Florida
July __, 2003

                                                                APPENDIX A

NEITHER THESE SECURITIES NOR THE COMMON STOCK OF THE COMPANY INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE
                       --------------
OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. THE PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION OR EXCHANGE HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.

                                            Date of Issuance: June 30, 2003

                                                           $
                                                            ---------------


                   8.5% CONVERTIBLE EXCHANGEABLE DEBENTURE
                            DUE NOVEMBER 1, 2005

            THIS DEBENTURE is one of a series of duly authorized and issued Debentures of Applied Digital Solutions, Inc., a Missouri corporation, having a principal place of business at 400 Royal Palm Way, Suite 410, Palm Beach, FL 33480 (the "Company"), designated as its 8.5% Convertible
                      -------
Exchangeable Debenture, due November 1, 2005 (the "Debentures").
                                                   ----------

         FOR VALUE RECEIVED, the Company promises to pay to
                         or its registered assigns (the "Holder"), the
------------------------                                 ------
principal sum of $                on November 1, 2005 or such earlier date
                  ---------------
as the Debentures are required to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the aggregate
 -------------
unconverted and then outstanding principal amount of this Debenture at the rate of 8.5% per annum, payable quarterly on March 1, July 1, September 1 and December 1, beginning on September 1, 2003 and on each Monthly Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business

Day) (each such date, an "Interest Payment Date"), in cash or DOC Shares, or
                          ---------------------
any combination thereof, at the Interest Conversion Rate; provided, however,
                                                          --------  -------
payment in DOC Shares may only occur if on the Interest Payment Date and during the 20 Trading Days prior to such date the DOC Equity Conditions have been satisfied or waived by the Holder. Subject to the aforementioned conditions, the decision whether to pay interest hereunder in DOC Shares or cash shall be at the discretion of the Company. Not less than 20 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or DOC Shares (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised), or any specified combination thereof. Failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Payment of interest in DOC Shares shall otherwise occur pursuant to Section 5(b), and for purposes of the payment of interest in DOC Shares only, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Underlying Shares or DOC Shares, as the case may be, within the time period required by Sections 4(b)(i) and 5(b)(i), as applicable. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register"). Except as otherwise provided herein, if at anytime
 ------------------
the Company pays interest partially in cash and partially in DOC Shares, then such payment shall be distributed ratably among the Holders based upon the principal amount of Debentures originally purchased by each Holder. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fee") which will accrue
                                                --------
daily, from the date such interest is due hereunder through and including the date of payment. THE COMPANY MAY NOT PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT ON THIS DEBENTURE WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER.

         This Debenture is subject to the following additional provisions:

         Section 1) This Debenture is exchangeable for an equal aggregate
         ---------
principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         Section 2) This Debenture has been issued subject to certain
         ---------
investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company (including the Trustee) may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         Section 3)          Events of Default.
         ---------           -----------------

                  a) "Event of Default", wherever used herein, means any
                      ----------------
         one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           i) any default in the payment of the principal
                  of, interest on or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 5 Trading Days of notice of such default sent by the Holder;

                           ii) the Company shall fail to observe or perform
                  any other material covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion or interest payment which breach is addressed in clause (x) below) which is not cured, if possible to cure, within 10 Trading Days of notice of such default sent by the Holder (within 5 Trading Days in the case of failure to deliver unlegended Underlying Shares or shares of DOC Common Stock). For clarity, any payment of cash dividends or a dividend in the form of DOC Common Stock paid to the holders of Common Stock shall be a material breach of covenant, or ;

                           iii) the Company or any of its Subsidiaries
                  shall commence, or there shall be commenced against the Company or any such Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

                           iv) the Company shall default in any of its
                  obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                           v) the Common Stock shall not be eligible for
                  quotation on or quoted for trading on the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Principal Market")
                                                          ----------------
                  and shall not again be eligible for and quoted or listed for trading thereon within ten Trading Days;

                           vi) the Company shall be a party to any Change
                  of Control Transaction, shall agree to sell or dispose of all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

                           vii) an Underlying Shares Registration Statement
                  shall not have been declared effective by the Commission on or prior to the 150th calendar day after the Original Issue Date;

                           viii) if, during the Effectiveness Period (as
                  defined in the Registration Rights Agreement), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than 15 consecutive Trading Days or 20 non-consecutive Trading Days during any 12 month period;

                           ix) an Event (as defined in the Registration
                  Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement), which shall be covered by Section 3(a)(vii));

                           x) the Company shall fail for any reason to
                  deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

                           xi) the Company shall fail for any reason to deliver
                  the payment in cash pursuant to a Buy-In (as defined herein) within five Trading Days after notice thereof is delivered hereunder; or

                           xii) the Company's (A) failure to use best efforts
                  to provide the Trustee with any documentation or information reasonably requested by the Trustee to cause a transfer of the DOC Shares to the Holder within 5 Trading Days after an Exchange Date or (B) notice, written or oral, to any holder of the Debentures, including by way of a public announcement or through any of its agents, at any time, of its intention not to comply with a request for exchange of any Debentures into DOC Shares that are tendered for exchange in accordance with the provisions of the Debentures.


                  b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Interest shall accrue on the Mandatory Prepayment Amount hereunder from the 5th day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof in an amount equal to the Late Fee, to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         Section 4) Conversions into Common Stock.
         ---------  -----------------------------

                  a)      i) Conversions. At any time after the Closing Date,
                             -----------
                  this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The Holder shall effect conversions by delivering to the Company the form of conversion notice attached hereto as Annex A (a "Conversion Notice"), specifying therein the
                  -------     -----------------
                  principal amount of Debentures to be converted and the
                  date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in
                   ---------------
                  a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute as to the number of Underlying Shares issuable to the Holder in connection with a Conversion Notice, the Company shall issue to the Holder the number of Underlying Shares not in dispute and resolve such dispute in accordance with Section 11. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

                           ii) Certain Conversion Restrictions.
                               -------------------------------

                                (A) A Holder may not convert Debentures or
                           receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with its Affiliates, beneficially owning
                           (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. The Holder shall be entitled to rely on the Company's public filings with respect to the number of shares of Common Stock which are then issued and outstanding, and the Holder may inquire of the Company's Chief Financial Officer to obtain a more current number, which shall be provided within 2 Business Days of written request therefor.
                           To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. In the event of a merger or consolidation of the Company with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of common stock issuable upon conversion in full of the Debentures if such determination is necessary to establish the Securities or other assets which the holder of Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation. The provisions of this Section 4(a)(ii)(A) may be waived by the Holder at the election of the Holder upon not less than 61 days' prior notice to the Company, and the provisions of this Section 4(a)(ii)(A) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Section 4(a)(ii)(A) but otherwise in accordance with this Debenture shall affect the status of the Underlying Shares as validly issued, fully-paid and nonassessable.

                                    (B) If the Company has not obtained
                           Shareholder Approval (as defined below), if
                           required by the applicable rules and regulations of the Principal Market (or any successor entity), then the Company may not issue upon conversion of the Debentures, in the aggregate, in excess of (i) 19.99% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Issue Date,
                           (ii) less any shares of Common Stock issued as payment of interest or to be issued upon exercise of the Warrants issued to Holders of the Debentures on the Original Issue Date pursuant to the Purchase Agreement or upon exercise of the warrants issued to J.P. Carey Securities, Inc. for its services as placement agent under the Purchase Agreement (the "Placement Warrant")
                                                    -----------------
                           (such number of shares, the "Issuable Maximum").
                                                        ----------------
                           Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Debenture(s) issued and sold to such Holder on the Original Issue Date by (y) the aggregate principal amount of all Debentures issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold Debentures, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion
                           Date: (A) the applicable Set Price then in effect is such that the shares issuable under this Debenture on any

                           Conversion Date together with the aggregate
                           number of shares of Common Stock that would
                           then be issuable upon conversion in full of
                           all then outstanding Debentures would exceed
                           the Issuable Maximum, and (B) the Company
                           shall not have obtained Shareholder Approval, then the Company shall issue to the Holder requesting a conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the aggregate principal amount of the Debentures (including any accrued interest) then held by such Holder for which a conversion in accordance with the applicable conversion price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "Excess Principal"), the
                                                  ----------------
                           Company shall be prohibited from converting such Excess Principal, and shall notify the Holder of the reason therefor. This Debenture shall thereafter be unconvertible into Underlying Shares until and unless Shareholder Approval is subsequently obtained or is otherwise not required, but this Debenture shall otherwise remain in full force and effect. The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversions of Debentures shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto. For clarity, the failure of the Company to actually obtain Shareholder Approval shall not be a breach of covenant or Event of Default under Section 3 of this Debenture.

                           iii) Shares Issuable Upon Conversion. The number
                                -------------------------------
                  of shares of Common Stock issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and (y) the Set Price.

                  b) i) Not later than three Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates for the Shares of Common Stock which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common
                  Stock being acquired upon the conversion of Debentures.
                  The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                           ii) If the Company fails for any reason to deliver
                  to the Holder such certificate or certificates pursuant to
                  Section 4(b)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $50 per Trading Day thereafter (increasing to $100 per Trading Day after 3 Trading Days and increasing to $200 per Trading
                  Day 6 Trading Days after such damages begin to accrue) for each Trading Day after such third Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                            iii) In addition to any other rights available to
                  the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to
                  Section 4(b)(i) by the third Trading Day after the
                  Conversion Date, and if after such third Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall
                                           ------
                  (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which
                  (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common
                  Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Underlying Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under
                  Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

                           iv) Notwithstanding anything herein to the
                  contrary, if after the Effective Date the VWAP for any 15 consecutive Trading Days (such period, the "Forced
                                                              ------
                  Conversion Condition Period") exceeds the then Set Price
                  ---------------------------
                  by more than 200%, the Company may, within 2 Trading Days
                  of any such period, deliver a notice to the Holder (a "Forced Conversion Notice" and the date such notice is
                   ------------------------
                  received by the Holder, the "Forced Conversion Notice Date")
                                               -----------------------------
                  to cause the Holder to immediately convert all or part (and if part, pro-rata in proportion to each Holders initial purchase of the Debentures relative to all Debentures issued pursuant to the Purchase Agreement) of the then outstanding principal amount of Debentures pursuant to Section 4(a)(i). The Company may only effect a Forced Conversion Notice if on each Trading Day during the Forced Conversion Condition Period through the Forced Conversion Notice Date all of the Company Equity
                  Conditions have been satisfied. If any of the Company
                  Equity Conditions shall cease to be satisfied at any time during the required period, then the Holder may elect to nullify the Forced Conversion Notice in which case such forced conversion shall be null and void, ab initio. Notwithstanding anything to the contrary in this Section
                  4, the Company's determination to deliver a Forced Conversion Notice and effect a forced conversion shall be applied ratably among the Holders based upon the principal amount of Debentures initially purchased by each Holder, adjusted upward ratably in the event all of the Debentures of any Holder are no longer outstanding.

                  c) i) The conversion price in effect on any Conversion Date shall be equal to $0.515 (subject to adjustment herein)(the "Set Price").
                               ---------

                           ii) If the Company, at any time while the Debentures
                  are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                           iii) If the Company, at any time while Debentures
                  are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock or Common Stock Equivalents at a price per share less than the VWAP at the record date mentioned below, then the Set Price shall be adjusted by multiplying the Set Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the VWAP on the record date. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                           iv) If the Company or any Subsidiary thereof, as
                  applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock)
                  (collectively, "Common Stock Equivalents") entitling any
                                  ------------------------
                  Person to acquire shares of Common Stock, at an effective
                  price per share less than 95% of the then Set Price ("Dilutive Issuance"), as adjusted hereunder (if the
                    -----------------
                  holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price), then the Set Price shall be reduced to equal 105% of the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                           v) If the Company, at any time while Debentures are
                  outstanding, shall distribute to all holders of Common
                  Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Set
                  Price shall be determined by multiplying such price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                           vi) In case of any reclassification of the Common
                  Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

                           vii) All calculations under this Section 4 shall be
                  made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                           viii) Whenever the Set Price is adjusted pursuant to
                  any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                           ix) If (A) the Company shall declare a dividend (or
                  any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause
                  to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as
                  they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such
                                  --------
                  notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                           x) If, at any time while this Debenture is
                  outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any
                  compulsory share exchange pursuant to which the Common
                  Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent
                   -----------------------
                  conversion of this Debenture, the Holder shall have the
                  right to receive, for each Underlying Share that would
                  have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such
                  Fundamental Transaction if it had been, immediately prior
                  to such Fundamental Transaction, the holder of one share
                  of Common Stock (the "Alternate Consideration"). For
                                        -----------------------
                  purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such Debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within 30 calendar days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 100% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.

                           xi) Notwithstanding the foregoing, no adjustment
                  will be made under this paragraph (c) in respect of (A) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) upon the exercise of this Debenture or any other Debenture of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or
                  (C) upon the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the Original Issue Date, provided such securities have not been amended since the date of the Purchase Agreement, or (D) acquisitions or strategic investments, the primary purpose of which is not to raise capital, or (E) any other Exempt Transaction.

                  d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 5) Exchanges into DOC Common Stock.
         ---------  -------------------------------

                  a)      i) Exchanges. At any time after the Closing Date,
                             ---------
                  this Debenture shall be exchangeable into DOC Shares at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on exchanges set forth in Section 5(a)(ii) hereof). Upon any such transfer of any DOC Shares to the Holder upon an exchange, the Holder shall have good and marketable title to such shares, free and clear of any liens, encumbrances, restrictions, rights of first refusal or rights of any other Person and such shares shall be unrestricted and, assuming Holder is not deemed to be an underwriter, freely tradable on the Principal Market without any prospectus delivery or other requirement whatsoever and without the need for registration under the Securities Act or any state securities laws. The Holder shall effect exchanges by delivering to the Company the form of exchange notice attached hereto as Annex B (an "Exchange Notice") with a
                                     -------      ---------------
                  copy to the Trustee, specifying therein the principal amount of Debentures to be exchanged and the date on which such exchange is to be effected (an "Exchange Date"). If
                                                       -------------
                  no Exchange Date is specified in a Exchange Notice, the Exchange Date shall be the date that such Exchange Notice is provided hereunder. To effect exchanges hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture has been so exchanged. Exchanges hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable exchange. The Holder and the Company shall maintain records showing the principal amount exchanged and the date of such exchanges. In the event of any dispute as to the number of DOC Shares issuable to the Holder in connection with a Conversion Notice, the the Trustee shall issue to the Holder the number of DOC Shares not in dispute and resolve such dispute in accordance with
                  Section 11. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following exchange of a portion of this Debenture, the unpaid and unexchanged principal amount of this Debenture may be less than the amount stated on the face hereof.

                           ii) Exchange Restriction. Notwithstanding
                               --------------------
                  anything herein to the contrary, (A) A Holder may not exchange Debentures or receive shares of DOC Common Stock as payment of interest hereunder to the extent such exchange or receipt of such interest payment would result in the Holder, together with its Affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of DOC Common Stock, including shares issuable upon exchange of, and payment of interest on, the Debentures held by such Holder after application of this Section. The Holder shall be entitled to rely on the DOC's public filing with respect to the number of shares of DOC Common Stock which are then issued and outstanding. In the event of a merger or consolidation of DOC with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of DOC Common Stock issuable upon exchange in full of the Debentures if such determination is necessary to establish the securities or other assets which the holder of DOC Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation. The provisions of this Section 5(a)(ii) may be waived by the Holder at the election of the Holder upon not less than 61 days' prior notice to the Company, and the provisions of this Section 5(a)(ii) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver) and (B) the Company shall not honor an exchange by the Holder to the extent such Exchange shall cause the aggregate number of DOC Shares issued to the Holder pursuant to the present exchange and all prior exchanges to exceed the Holder's pro-rata share (as determined by such Holder's initial purchases of Debentures pursuant to the Purchase Agreement relative to all Debentures issued) of 15 million DOC Shares.

                           iii) The number of shares of DOC Common Stock
                  issuable upon a Exchange shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and (y) the Exchange Price.

                  b) i) Not later than five Trading Days after any Exchange Date, the Company will cause the Trustee to deliver to the Holder a certificate or certificates for the shares of DOC Common Stock which shall be free of restrictive legends and trading restrictions representing the number of shares of DOC Common Stock being acquired upon the exchange of Debentures.

                  c) i) The exchange price in effect on any Exchange Date shall be equal to $2.20 as to the first 50% of the original principal amount of this Debenture and $4.25 as
                  to the remaining 50% of the original principal amount of this Debenture (all subject to adjustment herein)(the "Exchange Price").
                   --------------

                           ii) If DOC, at any time while the Debentures are
                  outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its DOC Common Stock or any other equity or equity equivalent securities payable in shares of DOC Common Stock (which, for avoidance of doubt, shall not include any shares of DOC Common Stock issued by DOC pursuant to this Debenture, including interest thereon), (B) subdivide outstanding shares of DOC Common Stock into a larger number of shares,
                  (C) combine (including by way of reverse stock split) outstanding shares of DOC Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the DOC Common Stock any shares of capital stock of DOC, then the Exchange Price shall be multiplied by a fraction of which the numerator shall be the number of shares of DOC Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of DOC Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                           iii) In case of any reclassification of the DOC
                  Common Stock or any compulsory share exchange pursuant to which the DOC Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to exchange the then outstanding principal amount of this Debenture, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the DOC Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the DOC Common Stock into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been exchanged immediately prior to such reclassification or share exchange. This provision shall similarly apply to successive reclassifications or share exchanges.

                           iv) If, at any time while this Debenture is
                  outstanding, (A) DOC effects any merger or consolidation of DOC with or into another Person, (B) the DOC effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by DOC or another Person) is completed pursuant to which holders of DOC Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) DOC effects any reclassification of the DOC Common Stock or any compulsory share exchange pursuant to which the DOC Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "DOC Fundamental Transaction"), then upon any
                           ---------------------------
                  subsequent conversion of this Debenture, the Holder shall have the right to receive, for each DOC Share that would have been issuable upon such conversion absent such DOC Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such DOC Fundamental Transaction if it had been, immediately prior to such DOC Fundamental Transaction, the holder of one share of DOC Common Stock (the "DOC Alternate Consideration"). For
                                     ---------------------------
                  purposes of any such conversion, the determination of the Exchange Price shall be appropriately adjusted to apply to such DOC Alternate Consideration based on the amount of DOC Alternate Consideration issuable in respect of one share of DOC Common Stock in such DOC Fundamental Transaction, and the Trustee shall apportion the Exchange Price among the DOC Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the DOC Alternate Consideration.

                  d) Upon an exchange hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the DOC Common Stock, but shall issue, in lieu of the final fraction of a share, one whole share of DOC Common Stock.

                  e) The issuance of certificates for DOC Shares on exchange of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 6) Redemption.
         ---------  ----------

                  a) Monthly Redemption. On each Monthly Redemption Date, the Company shall redeem each Holder's Pro Rata Portion of the Monthly Redemption Amount plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Debenture (or such lesser amount as is then outstanding). For purposes of this subsection 6(a) only, "Pro Rata
                                                                   --------
         Portion" is the ratio of (x) the principal amount of this
         -------
         Debenture on the Original Issue Date and (y) the sum of the aggregate original principal amounts of the Debentures issued to all Holders on the Closing. If any Holder shall no longer holds Debentures, then the Pro Rata Portion shall be recalculated to exclude such Holder's principal amount from clause (y) above. The Monthly Redemption Amount due on each Monthly Redemption Date shall, except as provided in this Section, be paid in cash. As to any Monthly Redemption and upon at least 20 Trading Days' prior written irrevocable notice ("Monthly Notice Redemption Period")
                                      --------------------------------
         and subject to the applicable Equity Conditions, in lieu of a cash redemption payment the Company may elect to pay 100% of a Monthly Redemption in either (i) Underlying Shares based on a conversion price equal to the lesser of (A) 90% of the average of the lowest
         10 of the 20 VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) and (B) the
         Set Price (the "Monthly Conversion Price") or (ii) DOC Shares
                         ------------------------
         based on an exchange price equal to the lesser of (A) 90% of the average of the lowest 10 of the 20 DOC VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading
         Day period) and (B) the Exchange Price (the "Monthly Exchange
                                                      ----------------
         Price"). For clarity, the Company's notice shall specify whether
         -----
         such amounts shall be paid in Underlying Shares, DOC Shares, or a specific combination thereof. Notwithstanding anything herein to the contrary, unless waived by the Holder, the Company may not pay the Monthly Redemption Amount in DOC Shares unless the average daily trading volume of DOC Common Stock is at least 50,000 shares and the average of the DOC VWAPs is at least $1.50 (subject to reverse and forward stock splits and the like) for each of the 10 Trading Days preceding the Monthly Notice and on each Trading Day during the Monthly Notice Redemption Period through the Monthly Redemption Date the DOC Equity Conditions have been satisfied. Issuances of Underlying Shares hereunder or transfers of DOC
         Shares hereunder shall be made otherwise pursuant to the provisions of Section 4 and Section 5, as applicable. The Holders may convert, pursuant to Section 4(a)(i), or exchange, pursuant to
         Section 5(a)(i), any principal amount of the Debenture subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. The Company covenants and agrees that it will honor all Conversion Notices and Exchange Notices tendered up until such amounts are paid in full.

                  b) Redemption Procedure. The payment of cash, issuance of Common Stock or transfer of DOC Shares, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date. If any portion of the cash payment for a Monthly Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount, plus all amounts owing thereon is paid in full. In addition, if any portion of the Monthly Redemption Amount remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such redemption, notwithstanding anything herein
         ---------
         contained to the contrary. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash, shares of Common Stock or DOC Shares shall be applied ratably among the Holders based upon the principal amount of Debentures initially purchased by each Holder, adjusted upward ratably in the event all of the shares of Debentures of any Holder are no longer outstanding.

         Section 7) Definitions. For the purposes hereof, in addition to the
         ---------  -----------
terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                  "Business Day" means any day except Saturday, Sunday and
                   ------------
         any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Change of Control Transaction" means the occurrence after
                   -----------------------------
         the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, or (ii) a replacement at one time or within a one year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof
         (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

                  "Commission" means the Securities and Exchange Commission.
                   ----------

                  "Common Stock" means the common stock, $0.001 par value
                   ------------
         per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "Company Equity Conditions" shall mean all of the
                   -------------------------
         following: (i) the Company shall have duly honored all conversions or exchanges occurring by virtue of one or more Conversion Notices or Exchange Notices prior to the date in question, (ii) there is an effective Underlying Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holder and all of the Underlying Shares as are issuable to the Holder upon conversion in full of this Debenture (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures and Underlying Shares shall have been paid or will, concurrently with the event subject to this condition will be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Underlying Shares as are issuable to the Holder upon conversion in full of the Debentures; (vi) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; (vii) such issuance would be permitted in full without violating the limitations set forth in clauses (A) or (B) of Section 4(a)(ii) and
         (viii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated.

                  "Conversion Date" shall have the meaning set forth in
                   ---------------
         Section 4(a)(i) hereof.

                  "Conversion Notice" shall have the meaning set forth in
                   -----------------
         Section 4(a)(i) hereof.

                  "DOC" shall mean Digital Angel Corporation.
                   ---

                  "DOC Common Stock" means the common stock, $0.005 par
                   ----------------
         value per share, of DOC and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "DOC Equity Conditions" shall mean all of the following:
                   ---------------------
         (i) the Company shall have duly honored all conversions or exchanges occurring by virtue of one or more Conversion Notices or Exchange Notices prior to the date in question, (ii) there is an effective registration statement with the Commission pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the DOC Shares transferred to the Holder (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the DOC Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures and Underlying Shares shall have been paid or will, concurrently with the event subject to this condition will be paid in cash; (v) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; and (vi) such issuance would be permitted in full without violating the limitations set forth in Section 4(a)(ii).

                  "DOC VWAP" means, for any date, the price determined by
                   --------
         the first of the following clauses that applies: (a) if the DOC Common Stock is then listed or quoted on a Principal Market or the OTC Bulletin Board, the daily volume weighted average price of the DOC Common Stock for such date (or the nearest preceding date) on the Principal Market (or OTC Bulletin Board) on which the DOC Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function; (b) if the DOC Common Stock is not then listed or quoted on a Principal Market or the OTC Bulletin Board and if prices for the DOC Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the DOC Common Stock so reported; or (c) in all other cases, the fair market value of a share of DOC Common Stock as determined by a nationally recognized independent appraiser selected in good faith by Purchasers' Representative.

                  "DOC Shares" means the shares of DOC Common Stock pledged
                   ----------
         to the Holders of the Debentures pursuant to the terms of the Pledge Agreement entered into in connection with the Purchase Agreement, which shares when transferred in accordance with the terms hereunder shall be fully paid and nonassessable.

                  "Exchange Act" means the Securities Exchange Act of 1934,
                   ------------
         as amended.

                  "Exchange Date" shall have the meaning ascribed to such
                   -------------
         term in Section 5(a)(i).

                  "Exchange Notice" shall have the meaning ascribed to such
                   ---------------
         term in Section 5(a)(i).

                  "Exchange Price" shall have the meaning set forth in
                   --------------
         Section 5(c)(i) hereof.

                  "Interest Conversion Rate" means, (i) as to shares of
                   ------------------------
         Common Stock, 90% of the lesser of (A) the average of the lowest 10 of the 20 VWAPs immediately prior to the applicable Interest Payment Date or (B) the average of the 20 VWAPs immediately prior to the date the applicable interest payment shares are issued and delivered if after the Interest Payment Date and, (ii) as to DOC Shares, 90% of the lesser of (A) the average of the lowest 10 of the 20 DOC VWAPs immediately prior to the applicable Interest Payment Date or (B) the average of the 20 DOC VWAPs immediately prior to the date the applicable interest payment shares are issued and delivered if after the Interest Payment Date.

                  "Late Fees" shall have the meaning set forth in the second
                   ---------
         paragraph to this Debenture.

                  "Mandatory Prepayment Amount" for any Debentures shall
                   ---------------------------
         equal the sum of (i) the greater of: (A) 110% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, divided by the Set Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, or (C) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, divided by the Exchange Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the DOC VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

                  "Monthly Conversion Price" shall have the meaning set
                   ------------------------
         forth in Section 6(a) hereof.

                  "Monthly Redemption" shall mean the redemption of the
                   ------------------
         Debenture pursuant to Section 6(a) hereof.

                  "Monthly Redemption Amount" shall mean, as to a Monthly
                   -------------------------
         Redemption, $400,000, in the aggregate among all Holders or such lesser amount if the total principal amount outstanding among all Debentures is less than $400,000.

                  "Monthly Redemption Date" means the 1st of each month,
                   -----------------------
         commencing on November 1, 2003 and ending upon the full redemption of this Debenture.

                  "Person" means a corporation, an association, a
                   ------
         partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Purchase Agreement" means the Securities Purchase
                   ------------------
         Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "Registration Rights Agreement" means the Registration
                   -----------------------------
         Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "Securities Act" means the Securities Act of 1933, as
                   --------------
         amended, and the rules and regulations promulgated thereunder.

                  "Set Price" shall have the meaning set forth in Section
                   ---------
         4(c)(i).

                  "Shareholder Approval" means such approval as may be
                   --------------------
         required by the applicable rules and regulations of the Principal Market (or any successor entity) form the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants.

                  "Trading Day" means (a) a day on which the shares of
                   -----------
         Common Stock and DOC Common Stock are traded on the Principal Market, or (b) if the shares of Common Stock or shares of DOC Common Stock are not quoted on a Principal Market, a day on which the such shares are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

                  "Transaction Documents" shall have the meaning set forth
                   ---------------------
         in the Purchase Agreement.

                  "Trust Agreement" means that certain Trust Agreement of
                   ---------------
         the Digital Angel Share Trust between Wilmington Trust Company and the Company, dated as of March 1, 2002, as amended June 30, 2003.

                  "Trustee" means Wilmington Trust Company, a Delaware banking
                   -------
         corporation.

                  "Underlying Shares" means the shares of Common Stock
                   -----------------
         issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

                  "Underlying Shares Registration Statement" means a
                   ----------------------------------------
         registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

                  "VWAP" means, for any date, the price determined by the
                   ----
         first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market or the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market (or OTC Bulletin Board) on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern
         Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on a Principal Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser selected in good faith by Purchasers' Representative.

         Section 8) Except as expressly provided herein, no provision of this
         ---------
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other
                                                ---- -----
Debentures now or hereafter issued under the terms set forth herein. The Company agrees and acknowledges the obligations of the Company under this Debenture are secured by 15 million shares of DOC Common Stock pursuant to the terms of the Pledge Agreement and that such shares also comprise the DOC Shares which are exchangeable pursuant to the terms of Section 5 and which are transferable upon exercise of the warrants issued in connection with the Purchase Agreement. As long as there are Debentures outstanding, the Company shall not and shall cause it Subsidiaries not to, without the consent of the Holders, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents;
(c) enter into any agreement with respect to any of the foregoing; or (d) issue any variable priced equity securities or variable priced equity linked securities.

         Section 9) If this Debenture shall be mutilated, lost, stolen or
         ---------
destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

         Section 10) The Company will not and will not permit any of its
         ----------
Subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.

         Section 11) All questions concerning the construction, validity,
         ----------
enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party
                                             ---------------
hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         Section 12) Any waiver by the Company or the Holder of a breach of any
         ----------
provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

         Section 13) If any provision of this Debenture is invalid, illegal or
         ----------
unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.
The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

         Section 14) Whenever any payment or other obligation hereunder shall
         ----------
be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

         Section 15) Any and all notices or other communications or deliveries
         ----------
to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at the address set forth above, FACSIMILE NUMBER 561-805-8002, ATTN:
DEBENTURE DEPARTMENT, WITH A COPY OF SUCH NOTICE E-MAILED TO debentures@adsx.com, AND WITH A COPY OF ANY NOTICE (OTHER THAN CONVERSION NOTICE) TO HOLLAND & KNIGHT, FACSIMILE NUMBER 305-789-7799, ATTN: HARVEY GOLDMAN, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section and to THE TRUSTEE AT C/O WILMINGTON TRUST COMPANY, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DE 19890, ATTN:
CORPORATION TRUST ADMINISTRATION, FACSIMILE NUMBER                 . Any and
                                                   ----------------
all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York
City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

         Section 16) This Debenture, and all other Debentures of this series,
         ----------
are secured by a Pledge Agreement and Security Agreement of even date herewith.


                            *********************

         IN WITNESS WHEREOF, the Company has caused this Exchangeable Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                           APPLIED DIGITAL SOLUTIONS, INC.


                           By: /s/ Scott Silverman
                              ---------------------------------
                              Name: Scott Silverman
                              Title: CEO

                                   ANNEX A

                            NOTICE OF CONVERSION


The undersigned hereby elects to convert principal and, if specified, interest under the 8.5% Exchangeable Debenture of Applied Digital Solutions, Inc., (the "Company") due on June 29, 2006, into shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                         Date to Effect Conversion:

                         Principal Amount of Debentures to be Converted

                         Payment of Interest in Common Stock  / / Yes  / / No
                                  If yes, $_______ of Interest Accrued on
                                  Account of Conversion at Issue

                         Number of shares of Common Stock to be Issued:

                         Applicable Conversion Price:

                         Signature:

                         Name:

                         Address:

                         Taxpayer ID#

                         Address:

                                   ANNEX B

                             NOTICE OF EXCHANGE


The undersigned hereby elects to exchange principal and, if specified, interest under the 8.5% Exchangeable Debenture of Applied Digital Solutions, Inc., (the "Company") due on June 29, 2006, into shares of common stock, $0.005 par value per share (the "Common Stock"), of Digital Angel Corporation according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Exchange the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 5 of this Debenture.

Conversion calculations:
                         Date to Effect Conversion:

                         Principal Amount of Debentures to be Converted

                         Payment of Interest in Common Stock  / / Yes  / / No
                                  If yes, $_______ of Interest Accrued on
                                  Account of Conversion at Issue

                         Number of shares of Common Stock to be Issued:

                         Applicable Conversion Price:

                         Signature:

                         Name:

                         Address:

                                                                 APPENDIX B


NEITHER THIS SECURITY NOR THE SHARES OF COMMON STOCK OF APPLIED DIGITAL SOLUTIONS, INC. FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY,
                                         --------------
MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                           STOCK PURCHASE WARRANT

              To Purchase __________ Shares of Common Stock of

                       APPLIED DIGITAL SOLUTIONS, INC.

                                   and/or

                   ____________ shares of Common Stock of

                          DIGITAL ANGEL CORPORATION

                  THIS STOCK PURCHASE WARRANT CERTIFIES that, for value
received,               (the "Holder"), is entitled, upon the terms and
          -------------
subject to the limitations on exercise and the conditions hereinafter set
forth, at any time on or after June   , 2003 (the "Initial Exercise Date")
                                    --             ---------------------
and on or prior to the close of business on the fourth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to either
                            ----------------
(i) subscribe for and purchase from Applied Digital Solutions, Inc., a corporation incorporated in the State of Missouri (the "Company"), up to
                                                        -------
             shares (the "Warrant Shares") of Common Stock, par value $0.001
------------              --------------
per share, of the Company (the "Common Stock") or (ii) purchase from the
                                ------------
Digital Angel Corporation ("DOC") up to           shares ("DOC Warrant
                            ---         ---------          -----------
Shares") of common stock, par value $0.005 per share, of DOC (the "DOC
------                                                             ---
Common Stock"), or any combination thereof. The purchase price of one share
------------
of Common Stock (the "Exercise Price") under this Warrant shall be $0.564,
                      --------------
subject to adjustment hereunder, and the purchase price of one share of DOC Common Stock (the "DOC Exercise Price") under this Warrant shall be $3.178,
                   ------------------
as adjusted hereunder. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT (THE "PURCHASE
                --------

AGREEMENT"), DATED JUNE 30, 2003, BETWEEN THE COMPANY AND THE PURCHASERS
---------
SIGNATORY THERETO.

                  1. Title to Warrant. Prior to the Termination Date and
                     ----------------
subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

                  2. Authorization of Warrant Shares and DOC Warrant Shares.
                     ------------------------------------------------------
The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company is the beneficial owner and the Trustee is the record owner of all of the DOC Warrant Shares, free and clear of any Liens, and upon exercise in accordance with this Warrant, the Company and the Trustee will transfer to the Holder good and marketable title to such DOC Warrant Shares, free and clear of any Liens. Upon any such transfer to the Holder of any DOC Warrant Shares, and assuming the Holder is not deemed to be an underwriter and assuming the Holder complies with the applicable plan of distribution, the DOC Warrant Shares shall be unrestricted and freely tradable on the Principal Market without any prospectus delivery or other requirements whatsoever and without the need to make any registration or other filing with the Commission.

                  3. Exercise of Warrant.
                     -------------------

                           (a) Except as provided in Section 4 herein,
         exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company or, in the case of exercise into DOC Warrant Shares, to the Trustee (or such other office or agency of the Company or Trustee as they may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company or the Trustee, respectively) and upon payment of the Exercise Price and/or DOC Exercise Price, as the case may be, of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank to the Company, or by means of a cashless exercise pursuant to Section 3(e) (as to Warrant Shares only), the Holder shall be entitled to receive a certificate for the number of Warrant Shares, DOC Warrant Shares, or combination thereof, so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five
         (5) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and/or DOC Exercise Price, as the case may be, and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
         Section 3(a) by the third Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the third Trading Day after the date of exercise, and if after such third Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in
                                ------
         cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                           (b) This Warrant is exercisable proportionately into Warrant Shares and/or DOC Warrant Shares, but is not exercisable into the full number of both Warrant Shares and DOC Warrant Shares. For every Warrant Share purchased, a proportionate number of DOC Warrant Shares shall cease to be purchasable and vice versa. By way of example, if this Warrant were initially exercisable for up to 2,000 Warrant Shares and up to 1,000 DOC Warrant Shares, and the Holder subsequently exercises this Warrant for 500 Warrant Shares, then, after such exercise, the maximum number of DOC Warrant Shares for which this Warrant could be exercised would be 750 DOC Warrant Shares. If this Warrant were first exercised to purchase 500 DOC Warrant Shares, then, after such exercise, the maximum number of Warrant Shares for which this Warrant could be exercised would be 1,000.

                           (c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock beneficially owned by such Holder, together with any affiliate thereof (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant
         Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this Section
         3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

                           (d) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for DOC Warrant Shares to the extent that (i) the number of shares of DOC Common Stock beneficially owned by such Holder, together with any affiliate thereof (other than DOC Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of DOC Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of DOC Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(d). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into DOC Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(d). The provisions of this Section 3(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

                           (e) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, or the sale of the DOC Warrant Shares by the Trust to the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A) = the VWAP or the DOC VWAP, as applicable, on the Trading Day preceding the date of such election;

                  (B) = the Exercise Price or the DOC Exercise Price, as applicable, of the Warrants, as adjusted; and

                  (X) = the number of Warrant Shares or DOC Warrant Shares, as applicable, issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

                  4. No Fractional Shares or Scrip. No fractional shares or
                     -----------------------------
scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or DOC Exercise Price, as the case may be.

                  5. Charges, Taxes and Expenses. Issuance of certificates
                     ---------------------------
for Warrant Shares and/or DOC Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares
        --------  -------
and/or DOC Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. Closing of Books. The Company will not close its
                     ----------------
stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

                  7. Transfer, Division and Combination.
                     ----------------------------------

                           (a) Subject to compliance with any applicable
                  securities laws and the conditions set forth in Sections 1 and 7(f) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares and/or DOC Warrant Shares without having a new Warrant issued.

                           (b) This Warrant may be divided or combined with
                  other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           (c) The Company shall prepare, issue and deliver
                  at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                           (d) The Company agrees to maintain, at its aforesaid
                  office, books for the registration and the registration of transfer of the Warrants.

                           (e) If, at the time of the surrender of this Warrant
                  in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer
                  (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and
                  (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  8. No Rights as Shareholder until Exercise. This Warrant does
                     ---------------------------------------
not entitle the Holder to any voting rights or other rights as a shareholder of the Company or of DOC prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise) or DOC Warrant Shares, the Warrant Shares and/or DOC Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  9. Loss, Theft, Destruction or Mutilation of Warrant. The
                      -------------------------------------------------
Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. Saturdays, Sundays, Holidays, etc. If the last or
                      ---------------------------------
appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                  11. Adjustments of Exercise Price and Number of Warrant
                      ---------------------------------------------------
Shares and DOC Warrant Shares.
-----------------------------

                           (a) Stock Splits, etc.
                               -----------------

                                   (i) Warrant Shares. The number and kind of
                                       --------------
                           securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall
                           (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an exercise price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                                  (ii) DOC Warrant Shares. The number and kind
                                       ------------------
                           of securities purchasable upon the exercise of this Warrant and the DOC Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case DOC shall (i) pay a dividend in shares of DOC Common Stock or make a distribution in shares of DOC Common Stock to holders of its outstanding DOC Common Stock, (ii) subdivide its outstanding shares of DOC Common Stock into a greater number of shares, (iii) combine its outstanding shares of DOC Common Stock into a smaller number of shares of DOC Common Stock, or
                           (iv) issue any shares of its capital stock in a reclassification of the DOC Common Stock, then the number of DOC Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of DOC Warrant Shares or other securities of DOC which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of DOC Warrant Shares or other securities of DOC which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of DOC Warrant Shares or other securities resulting from such adjustment at an exercise price per DOC Warrant Share or other security obtained by multiplying the DOC Exercise Price in effect immediately prior to such adjustment by the number of DOC Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of DOC Warrant Shares or other securities of DOC resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b) Anti-Dilution Provisions. During the Exercise
                               ------------------------
                  Period, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to Section 1 hereof shall be subject to adjustment from time to time as provided in this
                  Section 11(b). In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                                   (i) Adjustment of Exercise Price. Except as
                                       ----------------------------
                           set forth in Section 11(b)(ii)(E), if and whenever the Company issues or sells, or in accordance with
                           Section 11(b) hereof is deemed to have issued or sold, any shares of Common Stock for an effective consideration per share of less than the then Exercise Price or for no consideration (such lower price, the "Base Share Price" and such issuances
                                       ----------------
                           collectively, a "Dilutive Issuance"), then, the
                                            -----------------
                           Exercise Price shall be reduced to equal the Base Share Price, provided, that for purposes hereof,
                                        --------
                           all shares of Common Stock that are issuable upon conversion, exercise or exchange of Capital Share Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock. Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

                                   (ii) Effect on Exercise Price of Certain
                                        -----------------------------------
                           Events. For purposes of determining the adjusted
                           ------
                           Exercise Price under Section 11(b) hereof, the following will be applicable:

                                             (A) Issuance of Rights or
                                                 ---------------------
                                   Options. If the Company in any manner issues
                                   -------
                                   or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common

                                   Stock ("Convertible Securities") (such
                                           ----------------------
                                   warrants, rights and options to purchase
                                   Common Stock or Convertible Securities are
                                   hereinafter referred to as "Options") and
                                                               -------
                                   the effective price per share for which
                                   Common Stock is issuable upon the exercise
                                   of such Options is less than the
                                   Exercise Price ("Below Base Price Options"),
                                                    ------------------------
                                   then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon the exercise of such Below Base Price Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Base Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Base Price Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Base Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total
                                   number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full conversion of Convertible Securities, if applicable).
                                   No further adjustment to the Exercise Price
                                   will be made upon the actual issuance of
                                    such Common Stock upon the exercise of
                                   such Below Base Price Options or upon the
                                   exercise, conversion or exchange of
                                   Convertible Securities issuable upon exercise of such Below Base Price Options.

                                             (B) Issuance of Convertible
                                                 -----------------------
                                   Securities. If the Company in any manner
                                   ----------
                                   issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For the purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                             (C) Change in Option Price or
                                                 -------------------------
                                   Conversion Rate. If there is a change at any
                                   ---------------
                                   time in (i) the amount of additional
                                   consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                                             (D) Calculation of Consideration
                                                 ----------------------------
                                   Received. If any Common Stock, Options or
                                   --------
                                   Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (closing bid price, if traded on any market) thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                                             (E) Exceptions to Adjustment of
                                                 ---------------------------
                                   Exercise Price. Notwithstanding the
                                   --------------
                                   foregoing, no adjustment will be made under this Section 11(b) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, provided that the securities have not been amended since the date of the Purchase Agreement, (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital or (5) any other Exempt Transaction.

                           (iii) Minimum Adjustment of Exercise Price. No
                                 ------------------------------------
                  adjustment of the Exercise Price or DOC Exercise Price shall be made in an amount of less than 1% of the Exercise Price or DOC Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such exercise price.

                  12. Reorganization, Reclassification, Merger, Consolidation
                      -------------------------------------------------------
or Disposition of Assets.
------------------------

                           (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring
         corporation ("Other Property"), are to be received by or
                       --------------
         distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
         Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                           (b) If any of the foregoing events shall occur with respect to DOC, and the DOC Warrant Shares shall have been converted into or shall be deemed to have been converted into common stock of the successor or acquiring corporation and/or
         Other Property, then, after such event, this Warrant shall be exercisable into such other corporation's common stock and/or
         Other Property as aforesaid with respect to the Company.

                  13. Voluntary Adjustment by the Company. The Company may at
                      -----------------------------------
any time during the term of this Warrant reduce the then current Exercise Price or DOC Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. Notice of Adjustment. Whenever the number of Warrant
                      --------------------
Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Whenever the Company has knowledge that the number of DOC Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the DOC Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of DOC Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the DOC Exercise Price of such DOC Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                  15. Notice of Corporate Action. If at any time:
                      --------------------------

                           (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                           (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d). Notwithstanding the foregoing, no notice or action by the Company is required in connection with the reincorporation of the Company from Missouri to Florida as set forth in the Proxy.

                  16. Authorized Shares. The Company covenants that during the
                      -----------------
period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                           Except and to the extent as waived or consented
to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                           Before taking any action which would result in an
adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  17. Miscellaneous.
                      -------------

                           (a) Jurisdiction. This Warrant shall constitute a
                               ------------
         contract under the laws of New York, without regard to its conflict of law, principles or rules.

                           (b) Restrictions. The Holder acknowledges that this
                               ------------
         Warrant and the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                           (c) Nonwaiver and Expenses. No course of dealing or
                               ----------------------
         any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                           (d) Notices. Any notice, request or other document
                               -------
         required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement. Notice of any exercise of this Warrant shall also be sent to debentures@adsx.com.

                           (e) Limitation of Liability. No provision hereof,
                               -----------------------
         in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                           (f) Remedies. Holder, in addition to being entitled
                               --------
         to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (g) Successors and Assigns. Subject to applicable
                               ----------------------
         securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                           (h) Amendment. This Warrant may be modified or
                               ---------
         amended or the provisions hereof waived with the written consent of the Company and the Holder.

                           (i) Severability. Wherever possible, each provision
                               ------------
         of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                           (j) Headings. The headings used in this Warrant are
                               --------
         for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  June __, 2003
                               APPLIED DIGITAL SOLUTIONS, INC.



                               By: /s/ Scott Silverman
                                  ------------------------------
                                  Name: Scott Silverman
                                  Title: CEO

                             NOTICE OF EXERCISE

To: Applied Digital Solutions, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of Applied Digital Solutions, Inc. and/or __________ DOC Warrant Shares of Digital Angel Corporation pursuant to the terms of the attached Warrant
(only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

             [ ] in lawful money of the United States; or

             [ ] as to Warrant Shares only, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(e), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(e).

         (3) Please issue a certificate or certificates representing said Warrant Shares and/or DOC Warrant Shares in the name of the undersigned or in such other name as is specified below:

             ________________________________________ (if issuance is to a
Person other than Holder, a letter on Holder's letterhead must confirm the notice) Federal Taxpayer ID# _______________________

The Warrant Shares and/or DOC Warrant Shares shall be delivered to the following:

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

         OR, in the case of Warrant Shares ONLY, DTC information:

         Clearing Agent Name:______________________________

         DWAC Number:______________________________________

         (4) Accredited Investor. The undersigned is an "accredited
             -------------------
investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                           [PURCHASER]


                           By:_______________________________
                               Name:
                               Title:

                           Dated: ___________________________


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                               ASSIGNMENT FORM

                  (To assign the foregoing warrant, execute
                 this form and supply required information.
               Do not use this form to exercise the warrant.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

___________________________________________________________________.



___________________________________________________________________


                                    Dated:  ______________, _______


                  Holder's Signature: _____________________________

                  Holder's Address:   _____________________________

                                      _____________________________




Signature Guaranteed: _____________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                    THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS OF
                       APPLIED DIGITAL SOLUTIONS, INC.

       Michael E. Krawitz and Evan C. McKeown, and each of them, are appointed by the undersigned as proxies, each with power of substitution, to represent and vote the shares of stock of Applied Digital Solutions, Inc. (the "Company") which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company to be held on September 10, 2003 at ____ a.m. Eastern Daylight Time, at the __________________,
_______________, __________, Florida 334__, and at any postponements or adjournments thereof (the "Annual Meeting") as if the undersigned were present and voting at the meeting.


    1. To approve the potential issuance of more than 7,210,679 shares of the Company's common stock upon the conversion of the Company's $10,500,000 aggregate principal amount of 8.5% Convertible Exchangeable Debentures and exercise of related Stock Purchase Warrants, which share amount in excess of 7,210,679 represents 20% or more of the outstanding common stock of the Company on a pre-transaction basis when combined with the 50,000,000 shares of common stock issued by the Company under three separate securities purchase agreements dated May 8, 2003, May 22, 2003, and June 4, 2003;

                  FOR / /    AGAINST / /    ABSTAIN / /

    2. To approve the issuance of up to 30,000,000 shares of the Company's common stock after effectiveness of the Company's registration statement on Form S-1 (File No. 333-106300), which was filed with the Securities and Exchange Commission on June 20, 2003, which share amount when combined with the issuance of the Debentures, Warrants and common stock issued pursuant to the Securities Purchase Agreements, represents more than 20% of the outstanding common stock of the Company on a pre-transaction basis; and

                  FOR / /    AGAINST / /    ABSTAIN / /

    3. To approve an amendment to the Company's Third Restated Articles of Incorporation, as amended, effecting a reverse stock split of the Company's common stock, and granting of discretionary authority to the Board of Directors for a period of twelve months after the date the Company's shareholders approve this proposal to determine the reverse stock split ratio and the effective date of the reverse stock split or to determine not to proceed with the reverse stock split.

                  FOR / /    AGAINST / /    ABSTAIN / /

     4. In their discretion, on any other business that may properly come before the Meeting.


THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS SET FORTH ABOVE AND, WHERE NO DIRECTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL REFERRED TO ABOVE.

                                               Dated  _______________, 2003



                                               ----------------------------
                                               Signature


                                               ----------------------------
                                               Signature

       Please sign, date and return this proxy in the enclosed envelope. Joint Owners should each sign this proxy. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give their full title.